SUPPLEMENT DATED SEPTEMBER 25, 2026
To the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus:
Index Advantage+ Income® Annuity Contract
Dated May 1, 2026

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the Initial Summary Prospectus, Updating Summary Prospectus, and Statutory Prospectus and should be attached and retained for future reference.

Effective October 13, 2026, the limit on Early Reallocation requests will increase from 12 each Index Year to 24. All references to the current limit of 12 Early Reallocations requests are revised to reflect the updated limit of 24. Each request can involve multiple locked Index Options.

PRO-002-0526
(IAIP-003, IAIP-003-USP, IAIP-003-ISP)